Nanometrics Incorporated    Tel: 408.545.6000
1550 Buckeye Drive    Fax: 408.232.5910
Milpitas, CA 95035    www.nanometrics.com

Investor Relations Contact:                            Company Contact:
Claire McAdams                                    Jeffrey Andreson, CFO
Headgate Partners LLC                                Nanometrics Incorporated
530.265.9899                                    408.545.6143
claire@headgatepartners.com                            jandreson@nanometrics.com

Nanometrics Reports Second Quarter 2015 Financial Results

MILPITAS, Calif., July 23, 2015 - Nanometrics Incorporated (NASDAQ: NANO), a leading provider of advanced process control systems, today announced financial results for its second quarter ended June 27, 2015.

Q2 2015 Highlights Include:

•
Recent Competitive Wins Generated Record-High 3D-NAND Sales. Significant new customer account wins in the memory sector drove all-time record high 3D-NAND revenues - reflecting market share gains in both Automated and Integrated metrology.

•
Share Gains Resulted in Significant Sales Growth in Integrated Metrology. Integrated metrology sales increased more than 30% quarter-on-quarter, reflecting market share gains with multiple key customers in the memory market.

•
Continued Strong Foundry Business. Continued strong revenue contribution from pure-play foundry, reflecting multiple tool-of-record positions for our optical critical dimension (OCD) solutions for FinFET devices.

•	Improved Profitability. Both gross margin and operating margin improved sequentially despite slightly lower sales volume.

GAAP Results

	Q2 2015	Q1 2015	Q2 2014
			Q2 2014
Revenues	$48,629	$50,376	$48,029

Gross Profit	$23,264	$23,379	$22,908

Income (Loss) from Operations	$2,509	$2,241	$746

Net Income (Loss)	$1,344	$2,556	$588

Earnings (Loss) per Diluted Share	$0.06	$0.11	$0.02

Non-GAAP Results

	Q2 2015	Q1 2015	Q2 2014

Gross Profit	$23,721	$24,011	$23,585

Income (Loss) from Operations	$2,991	$2,969	$1,530

Net Income (Loss)	$1,826	$3,284	$1,091

Earnings (Loss) per Diluted Share	$0.08	$0.14	$0.05

Non-GAAP results exclude the impact of the following in the indicated period:
Amortization of acquired intangibles	●	●	●
Restructuring charges		●

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release and on the investor page of Nanometrics' website.

Commenting on the company’s results, president and chief executive officer Dr. Timothy J. Stultz said, "Second-quarter results came in at the high end of our guidance range, due primarily to record sales for 3D-NAND and continued strength in spending by our recently-penetrated foundry customers. I’m also pleased to report improved gross margin and operating margin compared to the first quarter. We continue to operate within a healthy business environment for wafer fab equipment, and our solutions continue to be in high demand for process control of advanced 3D device architectures. As our market share gains continue to bear fruit through the end of 2015 and into 2016, we expect continued outperformance versus the industry, as well as improving profitability coming from the leverage in our business model and the impact of our increased focus on operating performance.”

Second Quarter 2015 Summary
Revenues for the second quarter of 2015 were $48.6 million, down 3% from $50.4 million in the first quarter of 2015 due to lower upgrade sales, and up 1% from $48.0 million in the second quarter of 2014. On a GAAP basis, gross margin was 47.8%, compared to 46.4% in the prior quarter and 47.7% in the year-ago period. Operating income was $2.5 million, compared to $2.2 million in the

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Nanometrics Incorporated    Tel: 408.545.6000
1550 Buckeye Drive    Fax: 408.232.5910
Milpitas, CA 95035    www.nanometrics.com

prior quarter and $0.7 million in the year-ago period. Net income was $1.3 million or $0.06 per diluted share, compared to $2.6 million or $0.11 per diluted share in the prior quarter, and $0.6 million or $0.02 per diluted share in the second quarter of 2014.

On a non-GAAP basis, which excludes amortization of acquired intangible assets, gross margin was 48.8% compared to 47.7% in the prior quarter and 49.1% in the year-ago period. Non-GAAP operating income for the second and first quarters of 2015 was $3.0 million, compared to an operating income of $1.5 million in the second quarter of 2014. Non-GAAP net income, which adjusts for amortization of intangible assets, restructuring charges, and the income tax effect of non-GAAP adjustments, was $1.8 million or $0.08 per diluted share, compared to $3.3 million or $0.14 per diluted share in the prior quarter and $1.1 million or $0.05 per diluted share in the second quarter of 2014.
Business Outlook
Management expects third-quarter 2015 revenues in the range of $43 to $47 million, with GAAP gross margin in the range of 46.5% to 48.0% and non-GAAP gross margin in the range of 47.5% to 49.0%. Management expects third-quarter operating expenses to range between $20.5 million and $21.1 million on a GAAP basis, and between $20.4 million and $21.0 million on a non-GAAP basis. Management expects third-quarter earnings in the range of $(0.02) to $0.04 per share on a GAAP basis, and breakeven to $0.06 per diluted share on a non-GAAP basis.
Conference Call Details
A conference call to discuss second quarter 2015 results will be held today at 4:30 p.m. EDT (1:30 p.m. PDT). To participate in the conference call, the dial-in numbers are (877) 374-4041 for domestic callers and (253) 237-1156 for international callers. A live and recorded webcast and supplemental financial information will be made available on the investor page of the Nanometrics website at www.nanometrics.com.
Use of Non-GAAP Financial Information
Financial results such as non-GAAP gross profit, gross margin, operating income, net income, and net income per share, which exclude certain expenses, charges and special items, were not prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Management uses non-GAAP financial results, which exclude acquisition-related expenses such as amortization of acquired intangibles and transaction costs, restructuring charges, and other unusual and infrequent items, to evaluate the company’s ongoing performance and to enable comparison to other periods that did not include these unusual and infrequent items. The company believes the presentation of non-GAAP results is useful to investors for analyzing ongoing business trends, comparing performance to prior periods, and enhancing the investor’s ability to view the company’s results from management’s perspective; however, investors are cautioned that other companies may calculate these measures differently than Nanometrics does, which would limit the usefulness of these financial measures. A table presenting a reconciliation of GAAP results to non-GAAP results is included at the end of this press release and is available on the investor page of the Nanometrics website at www.nanometrics.com.
About Nanometrics
Nanometrics is a leading provider of advanced, high-performance process control metrology and inspection systems used primarily in the fabrication of semiconductors and other solid-state devices, such as data storage components and discretes including high-brightness LEDs and power management components. Nanometrics’ automated and integrated metrology systems measure critical dimensions, device structures, overlay registration, topography and various thin film properties, including film thickness as well as optical, electrical and material properties. The company’s process control solutions are deployed throughout the fabrication process, from front-end-of-line substrate manufacturing, to high-volume production of semiconductors and other devices, to advanced wafer-scale packaging applications. Nanometrics’ systems enable advanced process control for device manufacturers, providing improved device yield at reduced manufacturing cycle time, supporting the accelerated product life cycles in the semiconductor market. The company maintains its headquarters in Milpitas, California, with sales and service offices worldwide. Nanometrics is traded on NASDAQ Global Select Market under the symbol NANO. Nanometrics’ website is http://www.nanometrics.com.
Forward Looking Statements
Certain statements in this press release, including statements under the caption “Business Outlook,” and in Dr. Stultz’s quote regarding the company’s expectations regarding the high demand for its products, the expectation to outperform the industry, the leverage in its business model and the impact of its focus on operating performance resulting in profitability, are forward-looking statements. Although Nanometrics believes that the expectations reflected in the forward-looking statements are reasonable, actual results could differ materially from these expectations due to a variety of factors outside of Nanometrics’ control, including levels of industry spending, demand for our products, shifts in the timing of customer orders and product shipments, technology adoption rates, changes in customer and product mix, changes in market share, changes in operating expenses, and general economic conditions. For additional information and considerations regarding the risks faced by Nanometrics that could cause actual results to differ materially, see its annual report on Form 10-K for the year ended December 27, 2014, as filed with the Securities and Exchange Commission on February 25, 2015, including under the caption “Risk Factors,” as well as other periodic reports filed with the SEC from time to time. Nanometrics disclaims any obligation to update information contained in any forward-looking statement, except as required by law.

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Nanometrics Incorporated    Tel: 408.545.6000
1550 Buckeye Drive    Fax: 408.232.5910
Milpitas, CA 95035    www.nanometrics.com

NANOMETRICS INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	June 27, 2015	December 27, 2014
ASSETS
Current assets:
Cash and cash equivalents	$26,421	$34,676
Marketable securities	48,368	49,286
Accounts receivable, net	44,441	26,121
Inventories	41,539	35,105
Inventories-delivered systems	1,574	1,912
Prepaid expenses and other	6,842	9,289
Deferred income tax assets	1,427	1,457
Total current assets	170,612	157,846

Property, plant and equipment, net	47,541	49,633
Goodwill	9,590	10,494
Intangible assets, net	2,886	4,294
Deferred income tax assets	387	410
Other assets	541	559
Total assets	$231,557	$223,236

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,358	$10,199
Accrued payroll and related expenses	9,457	8,700
Deferred revenue	10,555	10,021
Other current liabilities	8,221	8,265
Income taxes payable	1,039	1,017
Total current liabilities	42,630	38,202

Deferred revenue	1,479	2,591
Income taxes payable	751	701
Deferred tax liabilities	1,007	926
Other long-term liabilities	1,226	1,279
Total liabilities	47,093	43,699

Stockholders’ equity:
Common stock	24	24
Additional paid-in capital	254,143	251,396
Accumulated deficit	(65,214)	(69,114)
Accumulated other comprehensive income (loss)	(4,489)	(2,769)
Total stockholders’ equity	184,464	179,537
Total liabilities and stockholders’ equity	$231,557	$223,236

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Nanometrics Incorporated    Tel: 408.545.6000
1550 Buckeye Drive    Fax: 408.232.5910
Milpitas, CA 95035    www.nanometrics.com

NANOMETRICS INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 27, 2015	June 28, 2014	June 27, 2015	June 28, 2014
Net revenues:
Products	$38,937	$39,224	$77,275	$82,504
Service	9,692	8,805	21,730	17,101
Total net revenues	48,629	48,029	99,005	99,605

Costs of net revenues:
Cost of products	19,872	19,789	39,863	41,428
Cost of service	5,036	4,655	11,410	9,769
Amortization of intangible assets	457	677	1,089	1,351
Total costs of net revenues	25,365	25,121	52,362	52,548
Gross profit	23,264	22,908	46,643	47,057

Operating expenses:
Research and development	8,157	9,373	16,316	17,687
Selling	7,029	6,681	14,145	14,054
General and administrative	5,544	6,001	11,310	12,339
Amortization of intangible assets	25	107	64	215
Restructuring	—	—	58	—
Total operating expenses	20,755	22,162	41,893	44,295
Income from operations	2,509	746	4,750	2,762

Other income (expense):
Interest income	46	10	56	24
Interest expense	(83)	(96)	(165)	(196)
Other income, net	(311)	(84)	393	168
Total other income, net	(348)	(170)	284	(4)

Income before income taxes	2,161	576	5,034	2,758
Provision for income taxes	817	(12)	1,134	575
Net income	$1,344	$588	$3,900	$2,183

Net income per share:
Basic	$0.06	$0.02	$0.16	$0.09
Diluted	$0.06	$0.02	$0.16	$0.09
Shares used in per share calculation:
Basic	24,020	23,939	23,943	23,825
Diluted	24,285	24,220	24,260	24,217

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Nanometrics Incorporated    Tel: 408.545.6000
1550 Buckeye Drive    Fax: 408.232.5910
Milpitas, CA 95035    www.nanometrics.com

NANOMETRICS INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	June 27, 2015	June 28, 2014
Cash flows from operating activities:
Net income	$3,900	$2,183
Reconciliation of net income to net cash used in operating activities:
Depreciation and amortization	4,555	4,814
Stock-based compensation	2,982	3,410
Loss on disposal of fixed assets	501	28
Inventory write-down	1,298	1,527
Deferred income taxes	136	490
Changes in fair value of contingent consideration	93	66
Changes in assets and liabilities:
Accounts receivable	(19,030)	(1,909)
Inventories	(8,442)	(3,830)
Inventories-delivered systems	339	6,543
Prepaid expenses and other	2,735	1,251
Accounts payable, accrued and other liabilities	4,283	(2,961)
Deferred revenue	(579)	(14,978)
Income taxes payable	72	(1,203)
Net cash used in operating activities	(7,157)	(4,569)

Cash flows from investing activities:
Sales of marketable securities	2,383	—
Maturities of marketable securities	15,836	17,620
Purchases of marketable securities	(17,561)	(19,479)
Purchases of property, plant and equipment	(1,043)	(3,813)
Net cash used in investing activities	(385)	(5,672)

Cash flows from financing activities:
Payments to Zygo Corporation related to acquisition	(417)	(261)
Proceeds from sale of shares under employee stock option and purchase plans	2,500	4,201
Taxes paid on net issuance of stock awards	(1,015)	(664)
Repurchases of common stock	(1,721)	—
Net cash (used in) provided by financing activities	(653)	3,276
Effect of exchange rate changes on cash and cash equivalents	(60)	187
Net decrease in cash and cash equivalents	(8,255)	(6,778)
Cash and cash equivalents, beginning of period	34,676	44,765
Cash and cash equivalents, end of period	$26,421	$37,987

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Nanometrics Incorporated    Tel: 408.545.6000
1550 Buckeye Drive    Fax: 408.232.5910
Milpitas, CA 95035    www.nanometrics.com

NANOMETRICS INCORPORATED
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	June 27, 2015		March 28, 2015		June 28, 2014

Reconciliation of GAAP gross profit and gross margin to non-GAAP gross profit and gross margin
GAAP gross profit and gross margin, respectively	$23,264	47.8%	$23,379	46.4%	$22,908	47.7%
Non-GAAP adjustments:
Amortization of intangible assets	457	0.9%	632	1.3%	677	1.4%
Non-GAAP gross profit and gross margin, respectively	$23,721	48.8%	$24,011	47.7%	$23,585	49.1%

Reconciliation of GAAP operating income to non-GAAP operating income
GAAP operating income	$2,509		$2,241		$746
Non-GAAP adjustments:
Amortization of intangible assets included in cost of revenues	457		632		677
Amortization of intangible assets included in operating expenses	25		38		107
Restructuring included in operating expenses	—		58		—
Total non-GAAP adjustments to operating income	482		728		784
Non-GAAP operating income	$2,991		$2,969		$1,530

Reconciliation of GAAP net income to non-GAAP net income
GAAP net income	$1,344		$2,556		$588
Non-GAAP adjustments:
Total non-GAAP adjustments to non-GAAP operating income	482		728		784
Income tax effect of non-GAAP adjustments	—		—		(281)
Non-GAAP net income	$1,826		$3,284		$1,091

GAAP net income per diluted share	$0.06		$0.11		$0.02

Non-GAAP net income per diluted share	$0.08		$0.14		$0.05

Shares used in diluted net income per share calculation	24,285		24,257		24,220

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